SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           February 26, 2016
                             Date of Report
                  (Date of Earliest Event Reported)

                       UNITED ENERGIES DEVELOPMENT CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                      HIKING RIDGE ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

 Delaware                      000-55484                47-4459878
(State or other         (Commission File Number)     (IRS Employer
jurisdiction                                      Identification No.)
of incorporation)

                            215 Apolena Avenue
                     Newport Beach, California 92662
                (Address of Principal Executive Offices)

                               949-673-4510
           (Registrant's telephone number, including area code


      ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to United Energies Development Corporation and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              HIKING RIDGE ACQUISITION CORPORATION

Date: February 26, 2016
                             /s/ James Cassidy
                       		  President